Exhibit 99.1

TXI REPORTS THIRD QUARTER RESULTS

March 29, 2007 – Dallas, Texas – Texas Industries, Inc. (NYSE – TXI) today reported net income of $12.7 million ($.50 per share) for the quarter ended February 28, 2007.  For the same quarter last year, the Company reported net income of $11.3 million ($.47 per share).

“Net income increased compared to last year’s third quarter despite worse winter weather than is usually encountered in our Texas markets,” stated Mel Brekhus, Chief Executive Officer.  “And we continue to make progress toward our goal of expanding TXI’s annual cement capacity from today’s 5.0 million tons to 7.5 million tons – all in three projects in a little over three years.”

TXI’s California cement plant modernization and expansion project remains on time and on budget.  The new facility will increase annual production by a million tons and should begin operating in late fall or early winter of calendar year 2007.  In addition, the next step in debottlenecking TXI’s North Texas cement plant should be completed during fiscal year 2008.  Finally, the required permits for the million ton expansion of TXI’s Central Texas cement plant have been received.

Net sales for the quarter were equal to those of a year ago.  Lower product shipments, primarily due to unseasonable winter weather, offset increased realized prices.  Average realized prices increased 7% for cement, 14% for stone, sand and gravel and 10% for ready-mix concrete products compared to last year.  Shipments of cement were down 4% while stone, sand and gravel shipments declined 16% and ready-mix concrete shipments were down 13%.

Selling, general and administrative expenses increased $7.0 million primarily due to $3.3 million of increased incentive compensation expense and $1.3 million of increased stock based compensation expense.  Interest expense declined $4.1 million as a result of $3.7 million in capitalized interest recognized in conjunction with TXI’s California cement plant expansion and modernization.  Other income declined by $2.0 million due to lower gains from the routine sale of surplus operating assets and real estate.

During the quarter, the Company called all $160 million of its outstanding 5.5% Convertible Trust Preferred securities in two separate transactions.  Almost 99% of the securities were converted into TXI common stock by March 26, 2007 while the remaining securities received cash.  The transaction had little impact on interest expense during the quarter.

A teleconference will be held today, March 29, 2007 at 1:00 p.m. Central Daylight Time to further discuss third quarter results.  A real-time webcast of the conference is available by logging on to TXI’s website at www.txi.com.

Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.  Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on the Company’s business, construction activity in the Company’s markets, abnormal periods of inclement weather, unexpected periods of equipment downtime, changes in costs of raw materials, fuel and energy, the impact of environmental laws and other regulations and risks and uncertainties described in the Company’s reports on SEC Forms 10-K, 10-Q and 8-K.

TXI is the largest producer of cement in Texas and a major cement producer in California. TXI is also a major supplier of construction aggregates, ready-mix concrete and concrete products.

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CONSOLIDATED STATEMENTS OF OPERATIONS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended February 28,		Nine months ended February 28,

In thousands except per share	2007	2006	2007	2006

NET SALES	$216,771	$216,763	$734,255	$679,411
Cost of products sold	169,702	179,397	569,097	571,553

GROSS PROFIT	47,069	37,366	165,158	107,858
Selling, general and administrative	27,476	20,487	78,681	58,547
Interest	3,289	7,340	13,474	24,455
Loss on debt retirements and spin-off charges	26	—	26	112,391
Other income	(3,273)	(5,274)	(31,624)	(17,576)

	27,518	22,553	60,557	177,817

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19,551	14,813	104,601	(69,959)
Income taxes (benefit)	6,838	3,502	33,805	(27,440)

INCOME (LOSS) FROM CONTINUING OPERATIONS	12,713	11,311	70,796	(42,519)
Income from discontinued operations – net of income taxes	—	—	—	8,691

NET INCOME (LOSS)	$12,713	$11,311	$70,796	$(33,828)

Basic earnings (loss) per share
Income (loss) from continuing operations	$.52	$.49	$2.93	$(1.85)
Income from discontinued operations	—	—	—	.38

Net income (loss)	$.52	$.49	$2.93	$(1.47)

Diluted earnings (loss) per share
Income (loss) from continuing operations	$.50	$.47	$2.71	$(1.85)
Income from discontinued operations	—	—	—	.38

Net income (loss)	$.50	$.47	$2.71	$(1.47)

Average shares outstanding
Basic	24,438	23,117	24,133	22,986
Diluted	27,771	27,628	27,629	22,986

Cash dividends per share	$.075	$.075	$.225	$.225

Major product shipments
Cement (tons)	1,122	1,164	3,749	3,747
Stone, sand and gravel (tons)	4,527	5,417	16,561	18,684
Ready-mix concrete (cubic yards)	736	847	2,695	2,859
Major product prices
Cement ($/ton)	$95.50	$89.62	$94.91	$85.35
Stone, sand and gravel ($/ton)	7.30	6.40	6.87	5.96
Ready-mix concrete ($/cubic yard)	77.49	70.49	75.19	68.54

CONSOLIDATED BALANCE SHEETS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

In thousands	February 28, 2007	May 31, 2006

	Unaudited
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$20,365	$84,139
Short-term investments	—	50,606
Receivables – net	126,527	132,849
Inventories	114,751	102,052
Deferred income taxes and prepaid expenses	18,779	33,599

TOTAL CURRENT ASSETS	280,422	403,245
OTHER ASSETS
Goodwill	58,395	58,395
Real estate and investments	132,884	125,913
Deferred charges and intangibles	16,097	22,706

	207,376	207,014
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	132,081	128,056
Buildings	41,767	42,069
Machinery and equipment	712,048	688,255
Construction in progress	298,682	95,094

	1,184,578	953,474
Less depreciation and depletion	511,406	483,163

	673,172	470,311

	$1,160,970	$1,080,570

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$74,810	$63,581
Accrued interest, wages and other items	45,354	55,059
Current portion of long-term debt	1,475	681

TOTAL CURRENT LIABILITIES	121,639	119,321
LONG-TERM DEBT	250,358	251,505
CONVERTIBLE SUBORDINATED DEBENTURES	92,370	159,725
DEFERRED INCOME TAXES AND OTHER CREDITS	87,987	76,955
SHAREHOLDERS’ EQUITY
Common stock, $1 par value	27,157	25,863
Additional paid-in capital	401,139	334,054
Retained earnings	229,559	169,696
Cost of common stock in treasury	(44,783)	(52,093)
Pension liability adjustment	(4,456)	(4,456)

	608,616	473,064

	$1,160,970	$1,080,570

CONSOLIDATED STATEMENTS OF CASH FLOWS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Nine months ended February 28,

In thousands	2007	2006

OPERATING ACTIVITIES
Net income (loss)	$70,796	$(33,828)
Adjustments to reconcile net income (loss) to cash provided by continuing operating activities
Income from discontinued operations	—	(8,691)
Loss on debt retirements	26	107,006
Gain on asset disposals	(570)	(9,277)
Depreciation, depletion and amortization	33,856	33,373
Deferred income taxes (benefit)	16,830	(26,632)
Stock-based compensation expense	10,268	6,484
Excess tax benefits from stock-based compensation	(1,647)	—
Other – net	1,533	(1,277)
Changes in operating assets and liabilities
Receivables – net	4,540	7,239
Inventories	(12,259)	(20,262)
Prepaid expenses	3,910	377
Accounts payable and accrued liabilities	(1,532)	(512)

Cash provided by continuing operating activities	125,751	54,000
Cash used by discontinued operating activities	—	(7,704)

Net cash provided by operating activities	125,751	46,296
INVESTING ACTIVITIES
Capital expenditures – expansions	(170,217)	(36,061)
Capital expenditures – other	(66,222)	(27,512)
Proceeds from asset disposals	961	14,509
Purchases of short-term investments	(8,500)	(48,500)
Sales of short-term investments	59,000	—
Investments in life insurance contracts	(5,288)	(4,071)
Other – net	(125)	(2,015)

Cash used by continuing investing activities	(190,391)	(103,650)
Cash used by discontinued investing activities	—	(2,757)

Net cash used by investing activities	(190,391)	(106,407)
FINANCING ACTIVITIES
Long-term borrowings	—	250,000
Debt retirements	(1,285)	(600,353)
Debt issuance costs	—	(7,356)
Debt retirement costs	(4)	(96,029)
Stock option exercises	5,976	7,028
Excess tax benefits from stock-based compensation	1,647	—
Common dividends paid	(5,468)	(5,172)

Cash provided (used) by continuing financing activities	866	(451,882)
Cash provided by discontinued financing activities	—	340,587

Net cash provided (used) by financing activities	866	(111,295)

Decrease in cash and cash equivalents	(63,774)	(171,406)
Cash and cash equivalents at beginning of period	84,139	251,600

Cash and cash equivalents at end of period	$20,365	$80,194

Texas Industries, Inc. Consolidated Statements of Operations In $ Thousands

	FY2003	FY2004	FY2005	FY2006					FY2007

				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Shipments
Cement (Thousands of Tons)	4,900	5,298	5,394	1,342	1,241	1,164	1,389	5,136	1,388	1,239	1,122		3,749
Aggregates (Thousands of Tons)	19,003	22,282	23,616	7,313	5,954	5,417	6,562	25,246	6,461	5,573	4,527		16,561
Ready-mix (Thousands of Cubic Yards)	3,513	3,562	3,678	1,041	971	847	971	3,830	980	979	736		2,695
Price
Cement ($ per Ton)	68.90	68.48	75.05	82.02	84.94	89.62	92.00	87.14	94.48	94.85	95.50		94.90
Aggregates ($ per Ton)	5.55	5.43	5.68	5.73	5.85	6.40	6.42	6.08	6.61	6.83	7.30		6.87
Ready-mix ($ per Cubic Yard)	57.88	57.94	60.54	66.99	68.51	70.49	71.30	69.25	73.90	74.76	77.49		75.16
Net Sales
Cement	337,624	362,824	404,823	110,075	105,442	104,290	127,787	447,594	131,157	117,528	107,143		355,828
Aggregates	105,521	120,997	134,220	41,893	34,830	34,645	42,112	153,480	42,723	38,066	33,043		113,832
Ready-mix	203,349	206,394	222,680	69,753	66,536	59,732	69,233	265,254	72,442	73,142	57,007		202,591
Other	117,810	116,108	104,847	28,748	24,032	29,305	36,470	118,555	34,473	28,196	26,048		88,717
Interplant	(100,478)	(98,353)	(105,576)	(29,479)	(28,949)	(29,168)	(33,531)	(121,127)	(31,478)	(30,046)	(23,890)		(85,414)
Delivery Fees	54,292	59,209	73,809	20,894	18,873	17,959	22,440	80,166	22,335	18,946	17,420		58,701

Net Sales	718,118	767,179	834,803	241,884	220,764	216,763	264,511	943,922	271,652	245,832	216,771	—	734,255
Costs and Expenses (Income)
Cost of Products Sold	596,737	637,347	692,414	194,221	197,935	179,397	195,388	766,941	205,338	194,057	169,702		569,097
Selling, General and Administrative	70,666	74,814	78,434	23,228	14,832	20,487	30,116	88,663	21,058	30,147	27,476		78,681
Interest	14,827	24,102	23,533	9,264	7,851	7,340	6,700	31,155	5,542	4,643	3,289		13,474
Loss on Debt Retirements and Spin-off Charges		12,302	894	112,284	107	—	856	113,247	—		26		26
Other Income	(4,762)	(40,482)	(22,727)	(4,141)	(8,161)	(5,274)	(29,694)	(47,270)	(3,551)	(24,800)	(3,273)		(31,624)

	677,468	708,083	772,548	334,856	212,564	201,950	203,366	952,736	228,387	204,047	197,220	—	629,654

Income from Continuing Operations Before Income Taxes	40,650	59,096	62,255	(92,972)	8,200	14,813	61,145	(8,814)	43,265	41,785	19,551	—	104,601
Income Taxes	13,485	16,819	16,811	(32,948)	2,006	3,502	19,215	(8,225)	13,834	13,133	6,838		33,805

Income from Continuing Operations	27,165	42,277	45,444	(60,024)	6,194	11,311	41,930	(589)	29,431	28,652	12,713	—	70,796
Income (Loss) from Discontinued Operations - net of Income Taxes	(51,362)	(4,378)	79,079	8,691	—	—	—	8,691					—

Income (Loss) before Accounting Change	(24,197)	37,899	124,523	(51,333)	6,194	11,311	41,930	8,102	29,431	28,652	12,713	—	70,796
Cumulative Effect of Accounting Change - net of Income Taxes	—	(1,551)	—	—	—	—	—	—	—	—	—	—	—

Net Income	(24,197)	36,348	124,523	(51,333)	6,194	11,311	41,930	8,102	29,431	28,652	12,713	—	70,796

Texas Industries, Inc. Consolidated Balance Sheets In $ Thousands

	5/31/2004	8/31/2005	11/30/2005	2/28/2006	5/31/2006	8/31/2006	11/30/2006	2/28/2007

Cash	133,053	137,503	133,287	80,194	84,139	66,300	83,648	20,365
Short-term Investments	—	—	24,527	48,584	50,606	39,122	10,012	—
Accounts Receivable	108,364	117,817	105,329	110,019	132,849	160,569	129,517	126,527
Inventories	89,373	87,961	90,986	103,553	102,052	101,330	100,929	114,751
Deferred Income Taxes and Prepaid Expenses	31,553	30,072	29,295	26,946	33,599	26,820	15,475	18,779

Total Current Assets	362,343	373,353	383,424	369,296	403,245	394,141	339,581	280,422
Goodwill	61,307	61,307	61,307	59,911	58,395	58,395	58,395	58,395
Real Estate and Investments	42,430	100,597	102,746	104,508	125,913	107,604	131,513	132,884
Deferred Income Taxes, Intangibles and Other Charges	39,259	36,805	37,907	37,274	22,706	22,493	22,271	16,097
Net Assets of Discontinued Operations	798,353	—	—	—	—	—	—	—

	941,349	198,709	201,960	201,693	207,014	188,492	212,179	207,376
Property, Plant and Equipment	865,133	885,833	900,716	929,153	953,474	1,015,880	1,098,134	1,184,578
Accumulated Depreciation	452,324	474,458	483,279	490,132	483,163	492,569	503,070	511,406

Net Property, Plant and Equipment	412,809	411,375	417,437	439,021	470,311	523,311	595,064	673,172

Total Assets	1,716,501	983,437	1,002,821	1,010,010	1,080,570	1,105,944	1,146,824	1,160,970

Accounts Payable	53,497	66,396	69,343	75,111	63,581	69,866	75,557	74,810
Accrued Interest, Wages and Other Items	38,833	31,966	45,644	33,412	55,059	44,662	54,371	45,354
Current Portion of Long Term Debt	699	687	685	683	681	680	1,475	1,475

Total Current Liabilities	93,029	99,049	115,672	109,206	119,321	115,208	131,403	121,639
Long Term Debt	598,412	252,188	251,848	251,848	251,505	251,507	250,358	250,358
Convertible Subordinated Debentures	199,937	199,937	199,937	199,937	159,725	159,655	159,655	92,370
Deferred Income Taxes and Other Credits	63,139	63,961	58,551	61,079	76,955	81,204	78,186	87,987
Shareholders Equity	761,984	368,302	376,813	387,940	473,064	498,370	527,222	608,616

Total Liabilities and Shareholders Equity	1,716,501	983,437	1,002,821	1,010,010	1,080,570	1,105,944	1,146,824	1,160,970

Texas Industries, Inc. Consolidated Statements of Cash Flows In $ Thousands

	FY2003	FY2004	FY2005	FY2006					FY2007

				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

CONTINUING OPERATIONS
Operating Activities
Income from Continuing Operations	27,165	42,277	45,444	(60,024)	6,194	11,311	41,930	(589)	29,431	28,652	12,713	—	70,796
Adjustments to Reconcile Income from Continuing Operations to Cash Provided (Used) by Continuing Operating Activities
Loss on Debt Retirements	—	12,302	—	107,001	5	—	—	107,006	—	—	26		26
Loss (Gain) on Asset Disposals	687	(37,997)	(6,582)	(355)	(6,050)	(2,872)	(25,491)	(34,768)	(490)	(49)	(31)		(570)
Depreciation, Depletion and Amortization	49,196	47,409	46,474	11,185	11,134	11,054	11,582	44,955	11,172	11,112	11,572		33,856
Deferred Income Taxes (Benefit)	(27,726)	319	33,811	(31,832)	504	4,696	33,213	6,581	3,777	4,734	8,319		16,830
Other - Net	6,000	5,391	8,889	(161)	1,420	(269)	6,580	7,570	(502)	2,482	8,174		10,154
Changes in Operating Assets and Liabilities								—					—
Receivables Sold	(7,321)	(72,032)	—	—	—	—	—	—	—				—
Accounts Receivable - Net	(1,258)	1,052	(8,873)	211	11,746	(4,718)	(12,299)	(5,060)	(6,218)	9,034	1,724		4,540
Inventories	(1,635)	1,664	6,082	(4,670)	(3,025)	(12,567)	1,501	(18,761)	722	840	(13,821)		(12,259)
Prepaid Expenses	2,099	(5,744)	(1,680)	(791)	(21)	1,205	(330)	63	953	1,412	1,545		3,910
Accounts Payable and Accrued Liabilities	3,889	(3,011)	17,017	(11,198)	16,287	(5,601)	(11,643)	(12,155)	(2,782)	16,338	(15,088)		(1,532)
Other Credits	2,819	7,375	3,838	4,993	(3,831)	3,039	(1,674)	2,527	—	—			—

Cash Provided (Used) by Continuing Operations	53,915	(995)	144,420	14,359	34,363	5,278	43,369	97,369	36,063	74,555	15,133	—	125,751
Investing Activities
Capital Expenditures	(32,327)	(15,887)	(46,178)	(10,321)	(19,582)	(33,670)	(46,672)	(110,245)	(64,118)	(83,338)	(88,983)		(236,439)
Proceeds from Asset Disposals	11,258	47,243	7,136	817	9,612	4,080	8,598	23,107	987	(212)	186		961
Purchases of Short-term Investments - net					(24,527)	(23,973)	(2,000)	(50,500)	11,500	29,000	10,000		50,500
Investments in Insurance Contracts	(713)	(1,162)	(58,798)	(1,028)	(1,721)	(1,322)	(295)	(4,366)	(2,402)	(1,872)	(1,014)		(5,288)
Other - Net	2,961	(2,875)	(677)	1,605	(1,368)	(2,252)	2,627	612	297	(402)	(20)		(125)

Cash Provided (Used) by Investing Activities	(18,821)	27,319	(98,517)	(8,927)	(37,586)	(57,137)	(37,742)	(141,392)	(53,736)	(56,824)	(79,831)	—	(190,391)
Financing Activities
Long Term Borrowings	366,640	718,097	—	250,000	—	—	—	250,000	—	—	—		—
Debt Retirements	(371,344)	(592,398)	(699)	(600,009)	(342)	(2)	(347)	(600,700)	(1)	(354)	(930)		(1,285)
Debt Issuance Costs	(1,458)	(16,378)	(39)	(7,051)	(247)	(58)	(7)	(7,363)	—	—	—		—
Debt Retirement Costs		(8,605)	—	(96,024)	(5)		—	(96,029)	—	—	(4)		(4)
Interest Rate Swap Terminations		8,358	(6,315)	—	—		—	—	—	—	—		—
Stock Option Exercises	512	2,541	41,399	3,853	2,027	1,148	482	7,510	752	1,091	4,133		5,976
Common Dividends Paid	(6,315)	(6,336)	(6,643)	(1,711)	(1,729)	(1,732)	(1,736)	(6,908)	(1,798)	(1,802)	(1,868)		(5,468)
Other - Net	(1,961)	(26)	—	—	—	—		—	881	682	84		1,647

Cash Provided (Used) by Financing Activities	(13,926)	105,253	27,703	(450,942)	(296)	(644)	(1,608)	(453,490)	(166)	(383)	1,415	—	866

Net Cash Provided (Used) by Continuing Operations	21,168	131,577	73,606	(445,510)	(3,519)	(52,503)	4,019	(497,513)	(17,839)	17,348	(63,283)	—	(63,774)
DISCONTINUED OPERATIONS
Cash Provided (Used) by Discontinued Operating Activities	(5,797)	12,668	73,104	(6,587)	(527)	(590)	(74)	(7,778)					—
Cash Used by Discontinued Investing Activities	(23,265)	(14,068)	(28,163)	(2,712)	(45)	—	—	(2,757)					—
Cash Used by Discontinued Financing Activities	(2,117)	—	—	340,712	(125)	—	—	340,587					—

Net Cash Provided (Used) by Discontinued Operations	(31,179)	(1,400)	44,941	331,413	(697)	(590)	(74)	330,052	—	—	—	—	—

Increase (Decrease) in Cash and Cash Equivalents	(10,011)	130,177	118,547	(114,097)	(4,216)	(53,093)	3,945	(167,461)	(17,839)	17,348	(63,283)	—	(63,774)
Beginning Cash and Cash Equivalents	12,887	2,876	133,053	251,600	137,503	133,287	80,194	251,600	84,139	66,300	83,648	20,365	84,139

Ending Cash and Cash Equivalents	2,876	133,053	251,600	137,503	133,287	80,194	84,139	84,139	66,300	83,648	20,365	20,365	20,365

Texas Industries, Inc. Reconciliation of EBITDA to Net Income and Cash Provided (Used) by Continuing Operations In $ Thousands

	FY2003	FY2004	FY2005	FY2006					FY2006

				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

EBITDA Defined
Net Income (Loss) from Continuing Operations	27,165	42,277	45,444	(60,024)	6,194	11,311	41,930	(589)	29,431	28,652	12,713	—	70,796
Plus (minus):
Interest	14,827	24,102	23,533	9,264	7,851	7,340	6,700	31,155	5,542	4,643	3,289	—	13,474
Income Taxes (Benefit)	13,485	16,819	16,811	(32,948)	2,006	3,502	19,215	(8,225)	13,834	13,133	6,838	—	33,805
Depreciation, Depletion & Amortization	49,196	47,409	46,474	11,185	11,134	11,054	11,582	44,955	11,172	11,112	11,572	—	33,856
Loss on Early Retirement of Debt and Spin-off Charges	—	12,302	894	112,284	107	—	856	113,247	—	—	26	—	26

EBITDA	104,673	142,909	133,156	39,761	27,292	33,207	80,283	180,543	59,979	57,540	34,438	—	151,957

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, and loss on early retirement of debt
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.
It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

EBITDA Reconciliation
Cash from Continuing Operating Activities	53,915	(995)	144,420	14,359	34,363	5,278	43,369	97,369	36,063	74,555	15,133	—	125,751
Plus (minus):
Changes in Operating Assets and Liabilities	1,407	70,696	(16,384)	11,455	(21,156)	18,642	24,445	33,386	7,325	(27,624)	25,640	—	5,341
Deferred Taxes (Benefit)	27,726	(319)	(33,811)	31,832	(504)	(4,696)	(33,213)	(6,581)	(3,777)	(4,734)	(8,319)	—	(16,830)
Income Taxes (Benefit)	13,485	16,819	16,811	(32,948)	2,006	3,502	19,215	(8,225)	13,834	13,133	6,838	—	33,805
Loss (Gain) on Disposal of Assets	(687)	37,997	6,582	355	6,050	2,872	25,491	34,768	490	49	31	—	570
Interest	14,827	24,102	23,533	9,264	7,851	7,340	6,700	31,155	5,542	4,643	3,289	—	13,474
Spin-off Charges	—	—	894	5,283	102	—	856	6,241	—	—	—	—	—
Other - net	(6,000)	(5,391)	(8,889)	161	(1,420)	269	(6,580)	(7,570)	502	(2,482)	(8,174)	—	(10,154)

EBITDA	104,673	142,909	133,156	39,761	27,292	33,207	80,283	180,543	59,979	57,540	34,438	—	151,957

Texas Industries, Inc. Business Segment Summary $ Thousands

	FY2004	FY2005	FY2006					FY2007

		Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Segment Net Sales (Including Delivery Fees)
Cement	383,623	431,895	116,202	111,528	109,144	134,608	471,482	137,690	122,770	111,885	—	372,345
Aggregates	206,970	225,972	67,643	54,767	61,289	72,410	256,109	75,895	65,879	60,573		202,347
Consumer Products	274,939	282,512	87,518	83,420	75,495	91,025	337,458	89,545	87,229	68,203		244,977
Eliminations	(98,353)	(105,576)	(29,479)	(28,951)	(29,165)	(33,532)	(121,127)	(31,478)	(30,046)	(23,890)		(85,414)

Total Net Sales	767,179	834,803	241,884	220,764	216,763	264,511	943,922	271,652	245,832	216,771	—	734,255
Operating Profit
Cement	66,069	82,719	26,341	12,699	25,802	46,111	110,953	40,134	50,346	36,470		126,950
Aggregtates	19,047	29,902	7,907	3,252	6,023	31,157	48,339	12,582	6,832	1,320		20,734
Consumer Products	11,013	5,259	4,236	1,359	(238)	4,992	10,349	3,641	2,623	(1,742)		4,522
Unallocated Overhead and Other Income	26,680	(4,307)	(2,393)	(2,197)	(2,582)	(3,009)	(10,181)	(1,911)	(2,877)	(3,257)		(8,045)

Total Operating Profit	122,809	113,573	36,091	15,113	29,005	79,251	159,460	54,446	56,924	32,791	—	144,161
Corporate
Selling, General and Administrative	(28,658)	(33,272)	(10,881)	(4,099)	(8,782)	(15,348)	(39,110)	(7,747)	(14,522)	(11,359)		(33,628)
Interest	(24,102)	(23,533)	(9,264)	(7,851)	(7,340)	(6,700)	(31,155)	(5,542)	(4,643)	(3,289)		(13,474)
Loss on Debt Retirements and Spin-off Charges	(12,302)	(894)	(112,284)	(107)	—	(856)	(113,247)	—	—	(26)		(26)
Other Income	1,349	6,381	3,366	5,144	1,930	4,798	15,238	2,108	4,026	1,434		7,568

Income (loss) from Continuing Operations before Income Taxes	59,096	62,255	(92,972)	8,200	14,813	61,145	(8,814)	43,265	41,785	19,551	—	104,601

Major Gains (Losses) in Other Income
Unallocated Overhead - Sale of Brick Assets	34,710	—	—	—	—	—	—	—	—	—	—	—
Aggregates - Sale of Emissions Credits	—	6,225	—	—	—	—	—	—	—	—	—	—
Aggregates - Sale of Real Estate	—	—	—	—	—	23,987	23,987	—	—	—	—	—
Cement - Cement Antidumping Settlement	—	—	—	—	—	—	—	—	19,803	—	—	19,803